UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 19, 2005
Date of Report (date of earliest event reported)

OmniVision Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-29939	77-0401990
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1341 Orleans Drive
Sunnyvale, California 94089-1136

(Address of principal executive offices)

(408) 542-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 – Unregistered Sales of Equity Securities.
Item 7.01 – Regulation FD Disclosure.
Item 8.01 – Other Events.
Item 9.01 – Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EXHIBIT 2.1
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 99.1

Section 3 – Securities and Trading Markets

Item 3.02 – Unregistered Sales of Equity Securities.

On April 19, 2005, OmniVision Technologies, Inc. (“OmniVision”) completed the merger between Ski-Jump Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of OmniVision and CDM Optics, Inc., a Delaware corporation (“CDM”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) by and among OmniVision, CDM, Ski-Jump Acquisition Corp., and the other parties named therein, all as previously disclosed in a Current Report on Form 8-K dated March 25, 2005 filed by OmniVision with the Securities and Exchange Commission on March 31, 2005 (the “March 25 Form 8-K”). Upon the closing of the merger on April 19, 2005, in consideration for the cancellation of their CDM securities in the merger, the 17 former CDM securityholders became entitled to receive an aggregate of up to approximately 514,986 shares of OmniVision common stock, including up to an aggregate of approximately 146,771 shares of OmniVision common stock to be issued upon final resolution, if any, of any indemnification claims, if any, arising on or before the 18-month anniversary of the closing of the merger. The aggregate 514,986 shares issued or to be issued in the merger (subject to reduction for indemnification claims, if any, as set forth above) have not been registered under the Securities Act of 1933, as amended, and were not and will not be issued in a public offering and were and will be instead issued pursuant to the exemptions from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder based on the limited nature of the offering and the former CDM securityholders’ status as accredited investors or having such knowledge and experience in financial and business matters, either alone or with their purchaser representative, to be capable of evaluating the risks and merits of their investment in OmniVision common stock. Accordingly, the shares of OmniVision common stock issued and issuable in the merger are restricted in accordance with Rule 144 of the Securities Act of 1933, as amended. No underwriting discounts or commissions were or will be paid in conjunction with the issuance or potential issuance of the shares. The shares of OmniVision common stock issued and to be issued in the merger are expected to be registered for resale on a Form S-3 registration statement pursuant to a registration rights agreement (the “Registration Rights Agreement”) as described under Item 8.01 of this Current Report on Form 8-K and as attached as Exhibit 4.2 hereto.

Section 7 – Regulation FD

Item 7.01 – Regulation FD Disclosure.

On April 20, 2005, OmniVision issued a press release announcing the completion of its acquisition of CDM. A copy of the text of the press release is attached as Exhibit 99.1 hereto. Item 7.01 of this Current Report on Form 8-K and the information in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Section 8 – Other Events

Item 8.01 – Other Events.

The disclosure set forth above under Item 3.02 of this Current Report on Form 8-K is incorporated in this Item 8.01 of this Current Report on Form 8-K by reference. On April 19, 2005, OmniVision completed the merger between Ski-Jump Acquisition Corp. and CDM, pursuant to the Merger Agreement previously disclosed in the March 25 Form 8-K. The Merger Agreement is filed as Exhibit 2.1 hereto, and is incorporated in this Item 8.01 and in Item 1.01 of the March 25 Form 8-K by reference.

Also on April 19, 2005, pursuant to the Merger Agreement and in connection with the closing of the merger, OmniVision entered into a put agreement (the “Put Agreement”) with each holder of CDM securities outstanding immediately prior to the merger, pursuant to which, and subject to the terms and conditions set forth in the Put Agreement, such former CDM securityholders received the non-transferable right to require OmniVision to repurchase such shares at a price of $19.42 per share (the “Per Share Price”) if the last reported trade price of OmniVision’s common stock does not equal or exceed the Per Share Price on at least 10 consecutive trading days within certain time periods following the closing of the merger. The Put Agreement is filed as Exhibit 4.1 hereto, and is incorporated in this Item 8.01 by reference.

In addition, on April 19, 2005, pursuant to the Merger Agreement and in connection with the closing of the merger, OmniVision entered into a Registration Rights Agreement with each holder of CDM securities outstanding immediately prior to the merger, pursuant to which OmniVision is required to prepare and file with the Securities and Exchange Commission, no later than 30 days after April 19, 2005, a registration statement covering the resale of the shares of OmniVision common stock issuable to such former CDM securityholders in connection with the merger, subject to certain customary rights enabling OmniVision to suspend the effectiveness of such registration statement for certain periods and subject to customary cross-indemnification and expense provisions. The Registration Rights Agreement is filed as Exhibit 4.2 hereto, and is incorporated in this Item 8.01 by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are furnished herewith:

2.1	Agreement and Plan of Merger, dated March 25, 2005, by and among OmniVision Technologies, Inc., Ski-Jump Acquisition Corp., R.C. Mercure, Jr., W. Thomas Cathey, Jr., and Edward Dowski, Jr., CDM Optics, Inc., and R.C. Mercure, Jr., as representative of the CDM securityholders.*

4.1	Form of Put Agreement, dated April 19, 2005, by and among OmniVision Technologies, Inc. and former holders of CDM Optics, Inc. securities.

4.2	Registration Rights Agreement, dated April 19, 2005, by and among OmniVision Technologies, Inc. and former holders of CDM Optics, Inc. securities.

99.1	Press Release, dated April 20, 2005, of OmniVision Technologies, Inc. announcing completion of the merger with CDM Optics, Inc.

* Schedules, exhibits and similar attachments to the Merger Agreement, as described therein, have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedule, exhibit or similar attachment to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2005

OmniVision Technologies, Inc.
By:	/s/ Shaw Hong
Shaw Hong
President and Chief Executive Officer

Exhibit Index

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated March 25, 2005, by and among OmniVision Technologies, Inc., Ski-Jump Acquisition Corp., R.C. Mercure, Jr., W. Thomas Cathey, Jr., and Edward Dowski, Jr., CDM Optics, Inc., and R.C. Mercure, Jr., as representative of the CDM securityholders.*
4.1	Form of Put Agreement, dated April 19, 2005, by and among OmniVision Technologies, Inc. and former holders of CDM Optics, Inc. securities.
4.2	Registration Rights Agreement, dated April 19, 2005, by and among OmniVision Technologies, Inc. and former holders of CDM Optics, Inc. securities.
99.1	Press Release, dated April 20, 2005, of OmniVision Technologies, Inc. announcing completion of the merger with CDM Optics, Inc.

* Schedules, exhibits and similar attachments to the Merger Agreement, as described therein, have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedule, exhibit or similar attachment to the Securities and Exchange Commission upon its request.